UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2018

Education Realty Trust, Inc.
Education Realty Operating Partnership, LP
(Exact name of registrant as specified in its charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee (Address of principal executive offices)	38120 (Zip Code)
Registrant’s telephone number, including area code: 901-259-2500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 14, 2018, Education Realty Trust, Inc., a Maryland corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”).

As of the record date of August 10, 2018, there were 80,604,618 shares of the Company’s common stock issued, outstanding and entitled to vote at the Special Meeting. Holders of 67,742,621 shares of the Company’s common stock were present in person or represented by proxy at the Special Meeting, which constituted a quorum to conduct business.

The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission (“SEC”) on August 13, 2018, as supplemented by the Supplement to the Proxy Statement, filed with the SEC on September 11, 2018 (as supplemented, the “Proxy Statement”), are set forth below. There were no broker non-votes with respect to any of the proposals.

Proposal 1: Approval of REIT Merger. To approve the merger of the Company with and into GSHGIF REIT, an affiliate of Greystar Real Estate Partners, LLC (the “REIT merger”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 25, 2018, among the Company, Education Realty Operating Partnership, LP, Education Realty OP GP, Inc., University Towers Operating Partnership, LP, University Towers OP GP, LLC and certain other affiliates of Greystar Real Estate Partners, LLC. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
67,670,807	64,145	7,669

Proposal 2: Advisory Approval of Merger Related Compensation. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the mergers contemplated by the Merger Agreement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
22,651,125	45,020,916	70,580

As there were sufficient votes to approve the REIT merger proposal, stockholder action on the proposal to approve any adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of the approval of the REIT merger, as more fully described in the Proxy Statement, was not required, and the Company did not call the vote on that proposal.

Item 8.01.	Other Events.

On September 14, 2018, the Company issued a press release announcing the results of the Special Meeting. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated September 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

September 14, 2018	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr.
Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

By: EDUCATION REALTY OP GP, INC., its general partner

September 14, 2018	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr.
Executive Vice President and Chief Financial Officer